SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                        Date of Report:  June 14, 1996


                            INTERFACE SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                 0-10902                 38-1857379
(State or other          (Commission File         (I.R.S. Employer
jurisdiction of               Number)             Identification)
incorporation
or organization)


               5855 Interface Drive, Ann Arbor, Michigan  48103
           (Address of principal executive offices)       (Zip code)


      Registrant's telephone number, including area code: (313) 769-5900


                                Not applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On June 14, 1996, the Board of Directors of Interface Systems, Inc. (the "Company") amended the Company's bylaws to eliminate the classification of the Company's Board of Directors. A copy of such amendment is filed herewith as Exhibit 99.1.


Item 7.  Exhibits.

         The following exhibits are filed with this Report:
No.      Description
- ---      -----------
99.1     Amendment to the Bylaws of the Company revising Section 12.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          INTERFACE SYSTEMS, INC.


                                          /S/ George W. Perrett, Jr.
                                          ------------------------------
                                          George W. Perrett, Jr.
                                          Vice President & Secretary



July 16, 1996